UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36868	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 371-0387

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Section 2 Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 24, 2020, Medicine Man Technologies, Inc., operating its business under the trade name Schwazze (the “Company”) filed a Form 8-K in connection with the completion of the Agreement and Plan of Merger (the “Merger Agreement”) with Mesa Organics, Ltd (“Mesa”). Upon consummation of the Merger, the Company acquired ownership of Mesa’s subsidiaries, which are in the business of owning and operating certain marijuana establishments in the state of Colorado, pursuant to the MED and local licenses.

This Form 8-K/A amends the Form 8-K the Company filed on April 24, 2020 to include (i) unaudited financial statements as of, and for the three months ended, March 31, 2020 of Mesa, (ii) audited financial statements as of, and for the year ended, December 31, 2019 of Mesa, and (iii) unaudited pro forma condensed combined financial information of the Company giving effect to the Mesa Merger Agreement, required by Items 9.01(a) and 9.01(b) of Form 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

1. The unaudited financial statements of Mesa and the notes thereto, for the three months ended March 31, 2020 and 2019, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

2. The audited financial statements of Mesa and the notes thereto, for the year ended December 31, 2019, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Mesa Merger, is included in Exhibit 99.2 hereto and is incorporated herein by reference:

1. Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2020;

2. Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2020; and

3. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2019.

(d) Exhibits

Exhibit No.	Description
99.1	Mesa Organics, Ltd. Unaudited Financial Statements for the three months ended March 31, 2020 and 2019 and the Audited Financial Statements for the year ended December 31, 2019.
99.2	Unaudited Pro Forma Condensed Combined Financial Information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medicine Man Technologies, Inc.

July 2, 2020	By:	/s/ Justin Dye
Date		Justin Dye. Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Nancy Huber
Nancy Huber, Chief Financial Officer
(Principal Financial and Accounting Officer)

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